                                                                  EXHIBIT 10.13

                  THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Third Amendment") executed as of the 28th day of May, 1998, by and among NEWPARK RESOURCES, INC., a Delaware corporation ("Borrower"), SOLOCO, L.L.C., a Louisiana limited liability company ("SOLOCO, L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), SOLOCO TEXAS L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), N.I.D., L.P., a Texas limited partnership ("N.I.D."), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C., a Louisiana limited liability company ("Environmental L.L.C."), NEWPARK ENVIRONMENTAL SERVICES OF TEXAS L.P., a Texas limited partnership ("Environmental L.P."), NEWPARK DRILLING FLUIDS, INC., a Texas corporation ("Newpark Drilling"), SUPREME CONTRACTORS, INC., a Louisiana corporation ("Supreme"), EXCALIBAR MINERALS, INC., a Texas corporation ("Excalibar"), EXCALIBAR MINERALS OF LA., L.L.C., a Louisiana limited liability company ("Excalibar Minerals"), CHEMICAL TECHNOLOGIES, INC., a Texas corporation ("Chemical"), NEWPARK ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Newpark Services"), NEWPARK TEXAS DRILLING FLUIDS, L.P., a Texas limited partnership ("Texas Drilling"), NES PERMIAN BASIN, L.P., A Texas limited partnership ("NES"), BOCKMON CONSTRUCTION COMPANY, INC., a Texas Corporation ("Bockmon") and NEWPARK ENVIRONMENTAL SERVICES MISSISSIPPI, L.P., a Mississippi limited partnership ("Mississippi") (SOLOCO, L.L.C., Newpark Shipholding, Mallard, SOLOCO Texas, Batson, N.I.D., Newpark Texas, Holdings, Environmental L.L.C., Environmental L.P., Newpark Drilling, Supreme, Excalibar, Excalibar Minerals, Chemical, Newpark Services, Texas Drilling, NES, Bockmon and Mississippi are herein collectively referred to as the "Guarantors", and individually, "Guarantor"), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association ("Bank One"), DEUTSCHE BANK A.G., NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Deutsche"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Third Amendment) or which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Syndication Agent ("Agent") and Deutsche as Documentation Agent ("Co-Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, certain of the Guarantors, Bank One and Hibernia entered into a Credit Agreement dated as of June 29, 1995 under the terms of which Bank One and Hibernia agreed to provide Borrower with a revolving loan facility in amounts of up to $25,000,000.00 and a term loan facility in amounts of up to $25,000,000.00; and

         WHEREAS, as of June 30, 1997 the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Restated Credit Agreement to consolidate all outstanding loan facilities into one facility in a maximum amount of $90,000,000 (the Restated Credit Agreement is hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, as of November 7, 1997, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a First Amendment to Restated Credit Agreement (the "First Amendment"); and

         WHEREAS, as of December 10, 1997, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Second Amendment to Restated Credit Agreement (the "Second Amendment"); and

         WHEREAS, the Borrower has requested that the Banks make certain additional amendments to the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to make such additional amendments.

         NOW, THEREFORE, the parties hereto agree as follows:

         . Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Credit Agreement.

         . Section 1 of the Credit Agreement is hereby amended by the addition of the following new definitions thereto:

                  "Reimbursement Agreement" means that certain Reimbursement Agreement dated as of May 1, 1998, by and among Borrower, The Loma Company, L.L.C. and Bank One.

                  "Loma Letter of Credit" means that certain Irrevocable Letter of Credit dated May 28, 1998 from Bank One to Bank One Trust Company, N.A., as Trustee, issued at the request of and for the account of Borrower in the stated amount of $15,187,500.00.

                  . Section 2 of the Credit Agreement is hereby amended in the following respects:

         (a) by replacing the phrase "Five Million Dollars ($5,000,000.00)" with the phrase "Twenty Million Dollars ($20,000,000.00)" everywhere it appears in such Section; and

         (b) by adding the following sentence to the end of Section 2(d):

                  "In addition to the above stated amounts, Borrower agrees to pay Agent for the benefit of the Banks an additional commission of one-eighth of one percent (.125%) per annum (based upon the actual days elapsed in a year consisting of 365, or, if appropriate, 366 days) on the amount of the Loma Letter of Credit.


         . Subsection (vii) of Section 12(h) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                  (vii)   indebtedness evidenced by the Reimbursement Agreement;
           or

         . This Third Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 6 hereto.

         . The obligations of Banks under this Third Amendment shall be subject to the satisfaction of the following conditions precedent:

         () Execution and Delivery. The Borrower shall have executed and delivered this Third Amendment and other required documents, all in form and substance satisfactory to the Banks;

         () Guarantors' Execution and Delivery. The Guarantors shall have executed and delivered this Third Amendment and other required documents, all in form and substance satisfactory to the Banks;

         () Corporate Resolutions. Banks shall have received appropriate certified corporate resolutions of each of the Borrower and each of the Guarantors;

         () Good Standing and Existence. The Banks shall have received evidence of existence and good standing for Borrower and each of the Guarantors;

         () Reimbursement Agreement. The transactions described in the Reimbursement Agreement shall have closed and been funded.

         () Representations and Warranties. The representations and warranties of Borrower under the Credit Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

         () No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

         () Other Documents. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

         () Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

         . Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

         . Pursuant to the Second Amendment and that certain Continuing Guaranty dated December 10, 1997 (the "Newpark Mississippi Guaranty"), Newpark Environmental Services Mississippi, L.P., a Mississippi limited partnership ("Newpark Mississippi") became a Guarantor under the Credit Agreement. The Newpark Mississippi Guaranty incorrectly referred to Newpark Mississippi as "Newpark Environmental Services of Mississippi, L.P." The parties hereto agree that any reference to "Newpark Environmental Services of Mississippi, L.P." in the Newpark Mississippi Guaranty or any other Loan Document shall be a reference to "Newpark Environmental Services Mississippi, L.P."

         9. The parties hereto agree that the Loma Letter of Credit is a "Letter of Credit" issued under the Credit Agreement.

         10. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Third Amendment to Restated Credit Agreement to be duly executed as of the date first above written.

                                    BORROWER:

                                    NEWPARK RESOURCES, INC.
                                    a Delaware corporation


                                    By:
                                       -------------------------------------
                                       John R. Dardenne, Sr., Treasurer

                                    GUARANTORS:

                                    CHEMICAL TECHNOLOGIES, INC.,
                                    EXCALIBAR MINERALS, INC., NEWPARK
                                    ENVIRONMENTAL SERVICES, INC.,
                                    MALLARD & MALLARD OF LA., INC.,
                                    NEWPARK HOLDINGS, INC., NEWPARK DRILLING
                                    FLUIDS, INC., SUPREME CONTRACTORS, INC.,
                                    AND BOCKMON CONSTRUCTION COMPANY, INC.


                                    By:
                                       -------------------------------------
                                       John R. Dardenne, Sr., Treasurer

                                    NEWPARK ENVIRONMENTAL MANAGEMENT
                                    COMPANY, L.L.C., NEWPARK TEXAS,
                                    L.L.C., EXCALIBAR MINERALS OF LA.,L.L.C.
                                    AND SOLOCO L.L.C.


                                    By:
                                       -------------------------------------
                                       John R. Dardenne, Sr., Treasurer



                                    BATSON-MILL, L.P., NEWPARK TEXAS DRILLING,
                                    FLUIDS L.P., NEWPARK ENVIRONMENTAL
                                    SERVICES OF TEXAS, L.P., NEWPARK
                                    SHIPHOLDING TEXAS, L.P., N.I.D., L.P.,
                                    SOLOCO TEXAS, L.P., NES PERMIAN BASIN, L.P.
                                    AND NEWPARK ENVIRONMENTAL SERVICES
                                    MISSISSIPPI, L.P.

                                    By:  Newpark Holdings, Inc., the general
                                         partner of each


                                    By:
                                       -------------------------------------
                                       John R. Dardenne, Sr., Treasurer



                                    BANKS:

                                    BANK ONE, LOUISIANA,
                                    NATIONAL ASSOCIATION,
                                    a national banking association


                                    By:
                                       -------------------------------------
                                       Rose M. Miller, Vice President


                                    DEUTSCHE BANK A.G., NEW YORK BRANCH
                                    AND/OR CAYMAN ISLANDS BRANCH


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------



                                    HIBERNIA NATIONAL BANK


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    AGENT:


                                    BANK ONE, LOUISIANA,
                                    NATIONAL ASSOCIATION,
                                    a national banking association


                                    By:
                                       -------------------------------------
                                       Rose M. Miller, Vice President

                                    CO-AGENT:

                                    DEUTSCHE BANK A.G., NEW YORK BRANCH
                                    AND/OR CAYMAN ISLANDS BRANCH


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                 FOURTH AMENDMENT TO RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Fourth Amendment") executed as of the 30th day of September, 1998, by and among NEWPARK RESOURCES, INC., a Delaware corporation ("Borrower"), SOLOCO, L.L.C., a Louisiana limited liability company ("SOLOCO, L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), SOLOCO TEXAS L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), N.I.D., L.P., a Texas limited partnership ("N.I.D."), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C., a Louisiana limited liability company ("Environmental L.L.C."), NEWPARK ENVIRONMENTAL SERVICES OF TEXAS L.P., a Texas limited partnership ("Environmental L.P."), NEWPARK DRILLING FLUIDS, INC., a Texas corporation ("Newpark Drilling"), SUPREME CONTRACTORS, INC., a Louisiana corporation ("Supreme"), EXCALIBAR MINERALS, INC., a Texas corporation ("Excalibar"), EXCALIBAR MINERALS OF LA., L.L.C., a Louisiana limited liability company ("Excalibar Minerals"), CHEMICAL TECHNOLOGIES, INC., a Texas corporation ("Chemical"), NEWPARK ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Newpark Services"), NEWPARK TEXAS DRILLING FLUIDS, L.P., a Texas limited partnership ("Texas Drilling"), NES PERMIAN BASIN, L.P., A Texas limited partnership ("NES"), BOCKMON CONSTRUCTION COMPANY, INC., a Texas Corporation ("Bockmon"), NEWPARK ENVIRONMENTAL SERVICES MISSISSIPPI, L.P., a Mississippi limited partnership ("Mississippi"), NDF MEXICO, INC., a Texas corporation ("Mexico") (SOLOCO, L.L.C., Newpark Shipholding, Mallard, SOLOCO Texas, Batson, N.I.D., Newpark Texas, Holdings, Environmental L.L.C., Environmental L.P., Newpark Drilling, Supreme, Excalibar, Excalibar Minerals, Chemical, Newpark Services, Texas Drilling, NES, Bockmon, Mississippi and Mexico are herein collectively referred to as the "Guarantors", and individually, "Guarantor"), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association ("Bank One"), DEUTSCHE BANK A.G., NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Deutsche"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Fourth Amendment) or which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Syndication Agent ("Agent") and Deutsche as Documentation Agent ("Co-Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, certain of the Guarantors, Bank One and Hibernia entered into a Credit Agreement dated as of June 29, 1995 under the terms of which Bank One and Hibernia agreed to provide Borrower with a revolving loan facility in amounts of up to $25,000,000.00 and a term loan facility in amounts of up to $25,000,000.00; and

         WHEREAS, as of June 30, 1997 the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Restated Credit Agreement to consolidate all outstanding loan facilities into one facility in a maximum amount of $90,000,000 (the Restated Credit Agreement is hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, as of November 7, 1997, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a First Amendment to Restated Credit Agreement (the "First Amendment"); and

         WHEREAS, as of December 10, 1997, the Borrower, the Guarantors, the Agent, the Co- Agent and the Banks entered into a Second Amendment to Restated Credit Agreement (the "Second Amendment"); and

         WHEREAS, as of May 28, 1998, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Third Amendment to Restated Credit Agreement (the "Third Amendment"); and

         WHEREAS, the Borrower has requested that the Banks make certain additional amendments to the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to make such additional amendments.

         NOW, THEREFORE, the parties hereto agree as follows:

         . Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Credit Agreement.

         . Section 1 of the Credit Agreement is hereby amended in the following respects:

         () By deleting the definition of "Maturity Date" and substituting the following in lieu thereof :

                           "Maturity Date" shall mean June 30, 2001";

         () By deleting the definition of "Revolving Commitment" and substituting the following in lieu thereof:

                           "Revolving Commitment" shall mean (A) for all Banks,
                  $100,000,000 as reduced from time to time pursuant to Sections 2(e) and 8(b) hereof and (B) as to any Bank, its obligation to make Advances hereunder on the Revolving Loans and purchase participations in Letters of Credit issued hereunder by the Agent in amounts not exceeding, in the aggregate, the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Revolving Commitment" or in its Assignment and Acceptance."

         () By deleting the definition of "Interest Payment Date" and substituting the following in lieu thereof:

                           "Interest Payment Date" shall mean (i) with respect
                  to Eurodollar Loan, the last day of each Interest Period or
                  (ii) with respect to Base Rate Loans, the last day of each calendar month, or (iii) with respect to Euro-Canadian Loans, the earlier of (A) the last day of each Interest Period or (B) the last day of each calendar month.

         () By deleting the definition of "Interest Period" and substituting the following in lieu thereof:

                           "Interest Period" shall mean any Base Rate Interest
                  Period, Eurodollar Interest Period or Euro-Canadian Interest Period.

         () By deleting the definition of "Tranches" and substituting the following in lieu thereof:

                           "Tranches" shall mean Eurodollar Loans, Euro-Canadian
                  Loans or Base Rate Loans.

         () By the addition of the following new definitions:

                           "Asset Write-Down" shall mean the write-down by
                  Borrower of the value of its wooden mat inventory and other assets and a contract settlement, such write-down not to exceed $70,000,000 after tax without the consent of the Banks.

                           "Euro-Canadian Business Day" shall mean a business
                  day in which dealings in Canadian dollars are carried on in Canada.

                           "Euro-Canadian Interest Period" shall mean with
                  respect to any Euro-Canadian Loan (i) initially, the period commencing on the date such Euro-Canadian Loan is made and ending one (1), two (2) or three (3) months thereafter as selected by Borrower pursuant to Section 4(a)(iii), and (ii) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Euro-Canadian Loan and ending one (1), two (2) or three
                  (3) months thereafter, as selected by Borrower pursuant to
                  Section 4(a)(iii); provided, however, that (a) if any Euro-Canadian Interest Period would otherwise expire on a day which is not a Euro-Canadian Business Day, such Interest Period shall expire on the next succeeding Euro-Canadian Business Day unless the result of such extension would be to extend such Interest Period into the next calendar month, in which case such Interest Period shall end on the immediately preceding Euro-Canadian Business Day, (b) if any Euro-Canadian Interest Period begins on the last Euro-Canadian Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) such Interest Period shall end on the last Euro-Canadian Business Day of a calendar month, and (c) any Euro-Canadian Interest Period which would otherwise expire after the Maturity Date shall end on such Maturity Date.

                           "Euro-Canadian Loans" shall mean any loan during any
                  period which is funded in Canadian Dollars and bears interest at the Euro-Canadian Rate, or which would bear interest at such rate if the Maximum Rate ceiling was not in effect at a particular time.

                           "Euro-Canadian Margin" shall mean, with respect to
                  each Euro-Canadian Loan:

                                    (i) two percent (2%) per annum whenever the
                           Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.75 to 1.0; or

                                    (ii) one and three-fourths percent (1.75%)
                           per annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.5 to 1.0 but less than 1.75 to 1.0; or

                                    (iii) one and one-half percent (1.50%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.25 to 1.0 but less than 1.5 to 1.0; or

                                    (iv) one and one-quarter percent (1.25%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.0 to 1.0 but less than 1.25 to 1.0; or

                                    (v) one percent (1%) per annum whenever
                           Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 1.0 to 1.0.

                  The Euro-Canadian Margin shall be determined at the end of each fiscal quarter of Borrower and calculated on a trailing four quarter basis and shall immediately apply to each existing and new Tranche.

                           "Euro-Canadian Rate" shall mean the market rate of
                  interest per annum (rounded upward, if necessary to the nearest 1/6 of 1%) for Canadian Dollar deposits offered outside of Canada, as such rates are reported by Reuters New Service two (2) Euro-Canadian Business Days prior to the first date of each Euro-Canadian Interest Period. Provided, however, that if such rate is not available from Reuters News Service then such market interest rate shall be otherwise independently obtained by Agent from an alternate, substantially similar independent source available to Agent or shall be calculated by Agent by substantially similar methodology as that theretofore used to determine such market rate in Reuters News Service.

         . Section 2 of the Credit Agreement is hereby amended in the following respects:

         () By deleting Subsection 2(b) thereof in its entirety and substituting the following in lieu thereof:

                           "(b) Procedure for Borrowing. Whenever Borrower
                  desires an Advance hereunder, it shall give Agent telegraphic, telex, facsimile or telephonic notice ("Notice of Borrowing") of such requested Advance, which in the case of telephonic notice, shall be promptly confirmed in writing. Each Notice of Borrowing shall be in the form of Exhibit "A" attached hereto and shall be received by Agent not later than 11:00 a.m. Lafayette, Louisiana time, (i) one Business Day prior to the date upon which any such Advance is requested to be funded (the "Borrowing Date") in the case of the Base Rate Loan, or
                  (ii) three (3) Eurodollar Business Days prior to any proposed Borrowing Date in the case of Eurodollar Loans or (iii) three
                  (3) Euro-Canadian Business Days prior to any proposed Borrowing Date in the case of Euro-Canadian Loans. Upon receipt of such Notice, Agent shall advise each Bank thereof; provided, that if the Banks have received at least one (1) Business Day's notice of such Advance prior to funding of a Base Rate Loan, at least two (2) Eurodollar Business Days' notice of each Advance prior to funding in the case of a Eurodollar Loan or at least two (2) Euro-Canadian Business Days' notice of each Advance prior to the funding in the case of a Euro-Canadian Loan, each Bank shall (i) in the case of Base Rate Loans or Eurodollar Loans, provide Agent at its office at 200 W. Congress, Lafayette, Louisiana 70502, not later than 1:00 p.m., Lafayette, Louisiana time, on the Borrowing Date, in immediately available funds, its Pro Rata Part of the requested Advance or (ii) in the case of Euro-Canadian Loans provide Agent at Toronto Dominion Bank, Swift Code TDOMCATT, Bank One International Corp., Acct. No. 0360-01-2226951, Reference Newpark Resources, Inc. no later than 1:00 p.m. Lafayette, Louisiana time on the Borrowing Date, in immediately available funds, its Pro Rata Part of the requested Advance, but the aggregate of all such fundings by each Bank shall never exceed such Bank's Revolving Commitment. Not later than 2:00 p.m., Lafayette, Louisiana time, on the Borrowing Date, Agent shall make available to Borrower at the same office, in like funds, the aggregate amount of such requested Advance. Neither Agent nor any Bank shall incur any liability to Borrower in acting upon any Notice of Borrowing referred to above which Agent or such Bank believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this Section 2(b). Upon funding of Advances by Banks in accordance with this Agreement, pursuant to any such Notice of Borrowing, Borrower shall have effected Advances hereunder.

         () By the addition of a new Subsection 2(g) thereto as follows:

                           "(g) Euro-Canadian Loans. On the terms and conditions
                  hereinafter set forth, the Banks agree to make Advances to Borrower in the form of Euro-Canadian Loans from time to time during the period beginning on the Fourth Amendment Effective Date and ending on the Maturity Date in such amounts as the Borrower may request up to an amount not to exceed, in the aggregate principal amount outstanding at any time, the sum of $10,000,000 in U.S. Dollars. All Advances on Euro-Canadian Loans shall be made by the Banks in Canadian dollars and all repayments of such Advances shall be made in Canadian dollars. Each Advance as a Euro-Canadian Loan shall be in an amount equivalent to at least $500,000 U.S. Dollars or whole multiples of $100,000 U.S. Dollars in excess thereof. All such Advances made as Euro-Canadian Loans shall be Advances on the Revolving Commitment. The amount and the date of each such Advance shall be designated by Borrower in a Notice of Borrowing delivered to Agent not later than 11:00 a.m., Lafayette, Louisiana time, three (3) Euro-Canadian Business Days prior to any proposed Borrowing Date. The Banks shall not be obligated to make Advances as Euro-Canadian Loans if the amount thereof when added to the amount of all other outstanding Euro-Canadian Loans exceeds $10,000,000 or when the amount thereof when added to the Total Outstandings would exceed the Revolving Commitment."

         . Section 3 of the Credit Agreement is hereby amended in the following respects:

         () By deleting the reference to "$90,000,000" in Subsection 3(a) and substituting in lieu thereof the sum of "$100,000,000".

         () By the addition of a new Subsection 3(j) thereto as follows:

                           "(j) All Payments of Euro-Canadian Loans. All
                  payments or prepayments of Euro-Canadian Loans by Borrower shall be made in Canadian Dollars to Agent's account at Royal Bank of Canada."

         . Section 4 of the Credit Agreement is hereby amended bu adding a new Subsection 4(a)(iii) thereto as follows:

                  "(iii) Euro-Canadian Loans. Borrower agrees to pay interest calculated utilizing a 360 daily interest factor over the number of days in an actual calendar year (365, or if appropriate, 366 days) with respect to the unpaid principal amount of each Euro-Canadian Loan from the date the proceeds thereof are made available to Borrower until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the lesser of (i) the Maximum Rate, or (ii) the Euro-Canadian Rate plus the Euro-Canadian Margin. Subject to the provisions of this Agreement with respect to prepayment, the principal of the Notes shall be payable as specified in Section 3(e) hereof and the interest with respect to each Euro-Canadian Loan shall be payable on each Interest Payment Date. Past due principal and, to the extent permitted by law, past due interest shall bear interest, payable on demand, at a rate per annum equal to the Default Rate. Upon two (2) Euro-Canadian Business Days' written notice prior to the making by the Banks of any Euro-Canadian Loan (in the case of the initial Interest Period therefor) or the expiration date of each succeeding Interest Period (in the case of subsequent Interest Periods therefor), Borrower shall have the option, subject to compliance by Borrower with all of the provisions of this Agreement, as long as no Event of Default exists, to specify whether the Interest Period commencing on any such date shall be a one (1), two (2) or three (3) month period. If Agent shall not have received timely notice of a designation of such Interest Period as herein provided, Borrower shall be deemed to have elected to a one (1) month period.

         . Section 5 of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                  "(5)     Special Provisions Relating to Loans.

                           (a) Unavailability of Funds or Inadequacy of Pricing.
                  In the event that, in connection with any proposed Loan, any Bank (i) shall have determined that U.S. Dollar deposits of the relevant amount and for the relevant Eurodollar Interest Period for Loans are not available to such Bank in the London interbank market; or (ii) in good faith determines that the Eurodollar Interest Rate or the Euro-Canadian Interest Rate will not adequately reflect the cost to such Bank of maintaining or funding the Eurodollar Loans or the Euro-Canadian Loans (as the case may be) for such Interest Period, the obligations of the Banks to make the Eurodollar Loans or the Euro-Canadian Loans, as the case may be, shall be suspended until such time such Bank in its sole discretion reasonably exercised determines that the event resulting in such suspension has ceased to exist. If any Bank shall make such determination it shall promptly notify the Agent in writing, Agent shall promptly notify Borrower in writing, and Borrower shall either repay the outstanding Eurodollar Loans or Euro-Canadian Loans, as the case may be, owed to such Bank, without penalty, on the last day of the current Interest Period or convert the same to Base Rate Loans in the case of Eurodollar Loans or Euro-Canadian Loans on the last day of the then current Interest Period for such Eurodollar Loan or Euro-Canadian Loan.

                           (b) Reserve Requirements. In the event of any change
                  in any applicable law, treaty or regulation or in the interpretation or administration thereof, or in the event any central bank or other fiscal monetary or other authority having jurisdiction over any Bank or the loans contemplated by this Agreement shall impose, modify or deem applicable any reserve requirement of the Board of Governors of the Federal Reserve System on any Eurodollar Loan, or loans, or Euro-Canadian Loan, or loans, or any other reserve, special deposit, or similar requirements against assets to, deposits with or for the account of, or credit extended by, the Banks or shall impose on any Bank or the London interbank market, as the case may be, any other condition affecting this Agreement or the Eurodollar Loans or Euro-Canadian Loans and the result of any of the foregoing is to increase the cost to any Bank in making or maintaining its Eurodollar Loans or Euro-Canadian Loans or to reduce any amount (or the effective return on any amount) received by any Bank hereunder, then Borrower shall pay to the Banks upon demand of any Bank as additional interest on the Notes evidencing the Eurodollar Loans or Euro-Canadian Loans such additional amount or amounts as will reimburse the Banks for such additional cost or such reduction. The Banks shall give notice to Borrower upon becoming aware of any such change or imposition which may result in any such increase or reduction. A certificate of any Bank setting forth the basis for the determination of such amount necessary to compensate Banks as aforesaid shall be delivered to Borrower and shall be conclusive as to such determination and such amount, absent error.

                           (c) Taxes. Both principal and interest on the Notes
                  evidencing the Eurodollar Loans or Euro-Canadian Loans and any other payment due pursuant to any Loan Document are payable without withholding or deduction for or on account of any taxes. If any taxes are levied or imposed on or with respect to the Notes evidencing the Eurodollar Loans or Euro-Canadian Loans or on any payment on the Notes evidencing the Eurodollar Loans or Euro-Canadian Loans made to any Bank, then, and in any such event, Borrower shall pay to the Banks upon demand of any Bank such additional amounts as may be necessary so that every net payment of principal and interest on the Notes evidencing the Eurodollar Loans or Euro-Canadian Loans, after withholding or deduction for or on account of any such taxes, will not be less than any amount provided for herein. In addition, if at any time when the Eurodollar Loans or Euro-Canadian Loans are outstanding any laws enacted or promulgated, or any court of law or governmental agency interprets or administers any law, which, in any such case, materially changes the basis of taxation of payments to any Bank of principal of or interest on the Notes evidencing the Eurodollar Loans or Euro-Canadian Loans by reason of subjecting such payments to double taxation or otherwise (except through an increase in the rate of tax on the overall net income of such Bank or Banks) then Borrower will pay the amount of loss to the extent that such loss is caused by such a change. The Banks shall give notice to Borrower upon becoming aware of the amount of any loss incurred by any Bank through enactment or promulgation of any such law which materially changes the basis of taxation of payments to one or more of the Banks. The Banks shall also give notice on becoming aware of any such enactment or promulgation which may result in such payments becoming subject to double taxation or otherwise. A certificate of any Bank setting forth the basis for the determination of such loss and the computation of such amounts shall be delivered to Borrower and shall be conclusive of such determination and such amount, absent error.

                           (d) Change in Laws. If at any time any new law or any
                  change in existing laws or in the interpretation of any new or existing laws shall make it unlawful for the Banks to maintain or fund its Eurodollar Loans or Euro-Canadian Loans hereunder, then the Banks shall promptly notify Borrower in writing and Borrower shall either repay the outstanding Eurodollar Loan or Euro-Canadian Loans owed to the Banks, without penalty, on the last day of the current Interest Periods (or, if any Bank may not lawfully continue to maintain and fund such Eurodollar Loans, immediately), or Borrower may convert such Eurodollar Loans or Euro-Canadian Loans at such appropriate time to Base Rate Loans.

                           (e) Option to Fund. The Banks shall each have the
                  option if Borrower elect a Eurodollar Loan or Euro-Canadian Loan, to purchase one or more deposits in order to fund or maintain its funding of the principal balance of its Note to which such Eurodollar Loan or Euro-Canadian Loan is applicable during the Interest Period in question; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid under such Eurodollar Loan or Euro-Canadian Loan and any amounts owing hereunder and under the Notes. Any Bank shall be entitled to fund and maintain its funding of all or any part of that portion of the principal balance of the Notes in any manner it sees fit, but all such determinations hereunder shall be made as if such Bank has actually funded and maintained that portion of the principal balance of the Notes to which a Eurodollar Loan or Euro-Canadian Loan is applicable during the applicable Interest Period through the purchase of deposits in an amount equal to the principal balance of the Notes to which such Eurodollar Loan or Euro-Canadian Loan is applicable and having a maturity corresponding to such Interest Period. Any Bank may fund the outstanding principal balance of the Notes which is to be subject to any Eurodollar Loan or Euro-Canadian Loan from any branch or office of such Bank as any Bank may designate from time to time.

                           (f) Indemnity. Borrower shall indemnify and hold
                  harmless the Banks against all reasonable and necessary out-of-pocket costs and expenses which the Banks may sustain
                  (i) as a consequence of any Default or Event of Default by Borrower under this Agreement, or (ii) outside of their ordinary course of business in making and servicing any loan or loans as Eurodollar Loans or Euro-Canadian Loans under this Agreement.

                           (g) Payments Not at End of Interest Period. If
                  Borrower makes any payment of principal with respect to any Eurodollar Loan or Euro-Canadian Loan on any day other than the last day of the Interest Period applicable to such Eurodollar Loan or Euro-Canadian Loan, as the case may be, or if Borrower fails to reborrow or convert after giving notice of its intent to do so, then Borrower shall reimburse the Banks on demand for any loss, cost or expense incurred by the Banks as a result of the timing of such payment or in redepositing such principal amount, including the sum of (i) the cost of funds to the Banks in respect of such principal amount so paid, for the remainder of the Interest Period applicable to such sum, reduced, if any Bank is able to redeposit such principal amount so paid for the balance of the Interest Period, by the interest earned by such Bank as a result of so redepositing such principal amount, plus (ii) any expense or penalty incurred by the Bank in redepositing such principal amount. A certificate of any Bank setting forth the basis for the determination of the amount owed by Borrower pursuant to this
                  Section 5(g) shall be delivered to Borrower and shall be conclusive in the absence of manifest error.

         . Section 6 of the Credit Agreement is hereby amended by adding a new sentence to the end thereof as follows:

                  "To further secure the obligation of the Borrower and the Guarantors hereunder, (i) Borrower shall pledge to the Bank sixty-six percent (66%) of the issued and outstanding voting stock of Newpark Canada, Inc. and International Mat Ltd., such pledges to be made pursuant to documentation in form and substance satisfactory to Agent and shall represent first and prior Liens on such stock."

         . Section 11 of the Credit Agreement is hereby amended to add the new Subsections 11(v) and 11(w) thereto as follows:

                  "(v) Subsidiaries. Borrower shall cause each of its Subsidiaries, whether they be a Guarantor or otherwise, to comply in all respects with the covenants contained in Sections 11 and 12 of this Agreement to the same extent as the Borrower and each Guarantor are required to so comply."

                  "(w) Maintain Book Registration. Borrower shall maintain the book registration of the shares of International Mat, Ltd. in the appropriate records in the Cayman Islands."

         . Section 12 of the Credit Agreement is hereby amended in the following respects:

         () By the deletion of Subsection 12(e) and substituting the following in lieu thereof:

                  "(e) Tangible Net Worth. Borrower will not allow the Consolidated Tangible Net Worth to be less than $135,000,000 plus seventy-five percent (75%) of Borrower's Consolidated Net Income, if positive, for each fiscal quarter ending after September 30, 1998, tested at the end of each fiscal quarter."

         () Subsection 12(g) is hereby amended to delete the reference therein to "$10,000,000" and substitute in lieu thereof the sum of "$20,000,000".

         () Subsection 12(n)(iii) is hereby amended to delete the references therein to "$10,000,000" and substitute in lieu thereof in each instance the sum of "$20,000,000".

         . Section 14 of the Credit Agreement is hereby amended by the addition of a new Subsection 14(p) as follows:

                  "(p) Advances and Repayments of Euro-Canadian Loans. Upon receipt of notice from the Agent of an Advance to be made to Borrower as a Euro-Canadian Loan and subject to the other provisions of this Agreement, each Bank severally agrees to fund its Pro Rata Part of each such Euro-Canadian Loan Advance in Canadian Dollars by wire transfer to Agent's account at Royal Bank of Canada, [address and wiring information].

         . In connection with the execution of this Fourth Amendment, Borrower shall execute and deliver to the Banks new Notes representing each Bank's Pro Rata Part of the increased Revolving Commitment. At the Fourth Amendment Effective Date there shall be outstanding three (3) Notes in an aggregate face amount of $100,000,000, one payable to Bank One in the face amount of $39,440,000, one payable to Deutsche in the face amount of $35,560,000 and one payable to Hibernia in the face amount of $25,000,000.

         . This Fourth Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 6 hereto (the "Fourth Amendment Effective Date").

         . The obligations of Banks under this Fourth Amendment shall be subject to the satisfaction of the following conditions precedent:

         () Execution and Delivery. The Borrower shall have executed and delivered this Fourth Amendment, the Pledge Agreements covering the stock of Newpark Canada, Inc. and International Mat Ltd., and other required documents, all in form and substance satisfactory to the Banks;

         () Guarantors' Execution and Delivery. The Guarantors shall have executed and delivered this Fourth Amendment and other required documents, all in form and substance satisfactory to the Banks;

         () Corporate Resolutions. Banks shall have received appropriate certified corporate resolutions of each of the Borrower and each of the Guarantors;

         () Good Standing and Existence. The Banks shall have received evidence of existence and good standing for Borrower and each of the Guarantors;

         () Representations and Warranties. The representations and warranties of Borrower under the Credit Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

         () No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

         () Other Documents. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

         () Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

         . Except to the extent its provisions are specifically amended, modified or superseded by this Fourth Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Fourth Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

         . The parties hereto agree that the Loma Letter of Credit is a "Letter of Credit" issued under the Credit Agreement.

         . This Fourth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         . The Borrower and each of the Guarantors hereby represent to the Banks that all indebtedness either owed or available to be borrowed under the Credit Agreement, as the same is amended from time to time, is "Senior Debt" under the Indenture between Borrower, the Guarantors and State Street Bank and Trust Company dated December 17, 1997 (the "Indenture") and that the increase in availability provided for in this Fourth Amendment is not prohibited in any respect pursuant to the provisions of Section 1008 of the Indenture.

         . Each of the Guarantors hereby consents to the execution of this Fourth Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Bank. Each such Guarantor further acknowledges and consents to the increase in the obligations owed the Banks pursuant to the terms of this Fourth Amendment. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Fourth Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its respect Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Banks under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Restated Credit Agreement to be duly executed as of the date first above written.

                                      BORROWER:

                                      NEWPARK RESOURCES, INC.
                                      a Delaware corporation


                                      By:
                                         -------------------------------------
                                         John R. Dardenne, Sr., Treasurer

                                      GUARANTORS:

                                      CHEMICAL TECHNOLOGIES, INC.,
                                      EXCALIBAR MINERALS, INC., NEWPARK
                                      ENVIRONMENTAL SERVICES, INC.,
                                      MALLARD & MALLARD OF LA., INC.,
                                      NEWPARK HOLDINGS, INC., NEWPARK DRILLING
                                      FLUIDS, INC., SUPREME CONTRACTORS, INC.,
                                      AND  BOCKMON CONSTRUCTION COMPANY, INC.


                                      By:
                                         -------------------------------------
                                         John R. Dardenne, Sr., Treasurer


                                      NEWPARK ENVIRONMENTAL MANAGEMENT
                                      COMPANY, L.L.C., NEWPARK TEXAS,
                                      L.L.C., EXCALIBAR MINERALS OF LA.,L.L.C.
                                      AND SOLOCO L.L.C.


                                      By:
                                         -------------------------------------
                                         John R. Dardenne, Sr., Treasurer

                                      BATSON-MILL, L.P., NEWPARK TEXAS DRILLING,
                                      FLUIDS L.P., NEWPARK ENVIRONMENTAL
                                      SERVICES OF TEXAS, L.P., NEWPARK
                                      SHIPHOLDING TEXAS, L.P., N.I.D., L.P.,
                                      SOLOCO TEXAS, L.P., NES PERMIAN BASIN,
                                      L.P. AND NEWPARK ENVIRONMENTAL SERVICES
                                      MISSISSIPPI, L.P.

                                      By:   Newpark Holdings, Inc., the general
                                            partner of each


                                      By:
                                         -------------------------------------
                                         John R. Dardenne, Sr., Treasurer


                                      NDF MEXICO, INC.



                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      BANKS:

                                      BANK ONE, LOUISIANA,
                                      NATIONAL ASSOCIATION,
                                      a national banking association


                                      By:
                                         -------------------------------------
                                         Rose M. Miller, Vice President



                                      DEUTSCHE BANK A.G., NEW YORK BRANCH
                                      AND/OR CAYMAN ISLANDS BRANCH


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------



                                      HIBERNIA NATIONAL BANK


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      AGENT:

                                      BANK ONE, LOUISIANA,
                                      NATIONAL ASSOCIATION,
                                      a national banking association


                                      By:
                                         -------------------------------------
                                         Rose M. Miller, Vice President

                                      CO-AGENT:

                                      DEUTSCHE BANK A.G., NEW YORK BRANCH
                                      AND/OR CAYMAN ISLANDS BRANCH


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                  FIFTH AMENDMENT TO RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Fifth Amendment") executed as of the 1st day of February, 1999, by and among NEWPARK RESOURCES, INC., a Delaware corporation ("Borrower"), SOLOCO, L.L.C., a Louisiana limited liability company ("SOLOCO, L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), SOLOCO TEXAS L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), N.I.D., L.P., a Texas limited partnership ("N.I.D."), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C., a Louisiana limited liability company ("Environmental L.L.C."), NEWPARK ENVIRONMENTAL SERVICES OF TEXAS L.P., a Texas limited partnership ("Environmental L.P."), NEWPARK DRILLING FLUIDS, INC., a Texas corporation ("Newpark Drilling"), SUPREME CONTRACTORS, INC., a Louisiana corporation ("Supreme"), EXCALIBAR MINERALS, INC., a Texas corporation ("Excalibar"), EXCALIBAR MINERALS OF LA., L.L.C., a Louisiana limited liability company ("Excalibar Minerals"), CHEMICAL TECHNOLOGIES, INC., a Texas corporation ("Chemical"), NEWPARK ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Newpark Services"), NEWPARK TEXAS DRILLING FLUIDS, L.P., a Texas limited partnership ("Texas Drilling"), NES PERMIAN BASIN, L.P., A Texas limited partnership ("NES"), BOCKMON CONSTRUCTION COMPANY, INC., a Texas Corporation ("Bockmon"), NEWPARK ENVIRONMENTAL SERVICES MISSISSIPPI, L.P., a Mississippi limited partnership ("Mississippi"), NDF MEXICO, INC., a Texas corporation ("Mexico") (SOLOCO, L.L.C., Newpark Shipholding, Mallard, SOLOCO Texas, Batson, N.I.D., Newpark Texas, Holdings, Environmental L.L.C., Environmental L.P., Newpark Drilling, Supreme, Excalibar, Excalibar Minerals, Chemical, Newpark Services, Texas Drilling, NES, Bockmon, Mississippi and Mexico are herein collectively referred to as the "Guarantors", and individually, "Guarantor"), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association ("Bank One"), DEUTSCHE BANK A.G., NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Deutsche"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Fifth Amendment) or which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Syndication Agent ("Agent") and Deutsche as Documentation Agent ("Co-Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, certain of the Guarantors, Bank One and Hibernia entered into a Credit Agreement dated as of June 29, 1995 under the terms of which Bank One and Hibernia agreed to provide Borrower with a revolving loan facility in amounts of up to $25,000,000.00 and a term loan facility in amounts of up to $25,000,000.00; and

         WHEREAS, as of June 30, 1997 the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Restated Credit Agreement to consolidate all outstanding loan facilities into one facility in a maximum amount of $90,000,000 (the Restated Credit Agreement is hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, as of November 7, 1997, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a First Amendment to Restated Credit Agreement (the "First Amendment"); and

         WHEREAS, as of December 10, 1997, the Borrower, the Guarantors, the Agent, the Co- Agent and the Banks entered into a Second Amendment to Restated Credit Agreement (the "Second Amendment"); and

         WHEREAS, as of May 28, 1998, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Third Amendment to Restated Credit Agreement (the "Third Amendment"); and

         WHEREAS, as of September 29, 1998, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Fourth Amendment to Restated Credit Agreement (the "Fourth Amendment"); and

         WHEREAS, the Borrower has requested that the Banks make certain additional amendments to the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to make such additional amendments.

         NOW, THEREFORE, the parties hereto agree as follows:

                  . Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Credit Agreement.

                  . Section 1 of the Credit Agreement is hereby amended in the following respects:

                  () By deleting the definition of "Reimbursment Agreement" therefrom and inserting the following in lieu thereof :

                           "Reimbursement Agreement" means that certain
                  Reimbursement Agreement dated as of May 1, 1998 by and among Borrower, The Loma Company, L.L.C. and Bank One, as the same is amended and supplemented from time to time including, but not limited to, that certain First Amendment and Supplement to Reimbursement Agreement between said parties dated as of February 1,1999."

                  () By deleting the definition of "Loma Letter of Credit" and substituting the following in lieu thereof:

                           "Loma Letter of Credit" means that certain
                  Irrevocable Letter of Credit dated May 28, 1998 from Bank to Bank One Trust Company, N.A., as Trustee, issued at the request of and for the account of Borrower in the stated amount of $15,187,500.00, as the same may be amended, restated or increased from time to time, including, but not limited to, that certain Amendment to Irrevocable Letter of Credit dated as of February 1, 1999 between said parties which increases the stated amount of the Loma Letter of Credit to $16,959,375.00."

                  . This Fifth Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 4 hereto (the "Fifth Amendment Effective Date").

                  . The obligations of Banks under this Fifth Amendment shall be subject to the satisfaction of the following conditions precedent:

                  () Execution and Delivery. The Borrower shall have executed and delivered this Fifth Amendment and other required documents, all in form and substance satisfactory to the Banks;

                  () Guarantors' Execution and Delivery. The Guarantors shall have executed and delivered this Fifth Amendment and other required documents, all in form and substance satisfactory to the Banks;

                  () Corporate Resolutions. Banks shall have received appropriate certified corporate resolutions of each of the Borrower and each of the Guarantors;

                  () Good Standing and Existence. The Banks shall have received evidence of existence and good standing for Borrower and each of the Guarantors;

                  () Representations and Warranties. The representations and warranties of Borrower under the Credit Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  () No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  () Other Documents. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

                  () Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

                  . Except to the extent its provisions are specifically amended, modified or superseded by this Fifth Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Fifth Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

                  . This Fifth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  . Each of the Guarantors hereby consents to the execution of this Fifth Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Bank. Each such Guarantor further acknowledges and consents to the increase in the obligations owed the Banks pursuant to the terms of this Fifth Amendment. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Fifth Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its respect Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Banks under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Restated Credit Agreement to be duly executed as of the date first above written.

                                 BORROWER:

                                 NEWPARK RESOURCES, INC.
                                 a Delaware corporation


                                 By:
                                    ------------------------------------
                                    John R. Dardenne, Sr., Treasurer

                                 GUARANTORS:

                                 CHEMICAL TECHNOLOGIES, INC.,
                                 EXCALIBAR MINERALS, INC., NEWPARK
                                 ENVIRONMENTAL SERVICES, INC.,
                                 MALLARD & MALLARD OF LA., INC.,
                                 NEWPARK HOLDINGS, INC., NEWPARK DRILLING
                                 FLUIDS, INC., SUPREME CONTRACTORS, INC.,
                                 AND BOCKMON CONSTRUCTION
                                 COMPANY, INC.


                                 By:
                                    ------------------------------------
                                    John R. Dardenne, Sr., Treasurer


                                 NEWPARK ENVIRONMENTAL MANAGEMENT
                                 COMPANY, L.L.C., NEWPARK TEXAS,
                                 L.L.C., EXCALIBAR MINERALS OF LA.,L.L.C.
                                 AND SOLOCO L.L.C.


                                 By:
                                    ------------------------------------
                                    John R. Dardenne, Sr., Treasurer


                                 BATSON-MILL, L.P., NEWPARK TEXAS DRILLING,
                                 FLUIDS L.P., NEWPARK ENVIRONMENTAL
                                 SERVICES OF TEXAS, L.P., NEWPARK
                                 SHIPHOLDING TEXAS, L.P., N.I.D., L.P.,
                                 SOLOCO TEXAS, L.P., NES PERMIAN BASIN, L.P.
                                 AND NEWPARK ENVIRONMENTAL SERVICES
                                 MISSISSIPPI, L.P.

                                 By:   Newpark Holdings, Inc., the general
                                       partner of each


                                 By:
                                    ------------------------------------
                                    John R. Dardenne, Sr., Treasurer



                                 NDF MEXICO, INC.



                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                                 BANKS:

                                 BANK ONE, LOUISIANA,
                                 NATIONAL ASSOCIATION,
                                 a national banking association


                                 By:
                                    -------------------------------------
                                    Rose M. Miller, Vice President

                                 DEUTSCHE BANK A.G., NEW YORK BRANCH
                                 AND/OR CAYMAN ISLANDS BRANCH


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------



                                 HIBERNIA NATIONAL BANK


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                                 AGENT:

                                 BANK ONE, LOUISIANA,
                                 NATIONAL ASSOCIATION,
                                 a national banking association


                                 By:
                                    -------------------------------------
                                    Rose M. Miller, Vice President

                                 CO-AGENT:

                                 DEUTSCHE BANK A.G., NEW YORK BRANCH
                                 AND/OR CAYMAN ISLANDS BRANCH


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                  SIXTH AMENDMENT TO RESTATED CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Sixth Amendment") executed as of the 26th day of March, 1999, by and among NEWPARK RESOURCES, INC., a Delaware corporation ("Borrower"), SOLOCO, L.L.C., a Louisiana limited liability company ("SOLOCO, L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), SOLOCO TEXAS L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), N.I.D., L.P., a Texas limited partnership ("N.I.D."), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C., a Louisiana limited liability company ("Environmental L.L.C."), NEWPARK ENVIRONMENTAL SERVICES OF TEXAS L.P., a Texas limited partnership ("Environmental L.P."), NEWPARK DRILLING FLUIDS, INC., a Texas corporation ("Newpark Drilling"), SUPREME CONTRACTORS, INC., a Louisiana corporation ("Supreme"), EXCALIBAR MINERALS, INC., a Texas corporation ("Excalibar"), EXCALIBAR MINERALS OF LA., L.L.C., a Louisiana limited liability company ("Excalibar Minerals"), CHEMICAL TECHNOLOGIES, INC., a Texas corporation ("Chemical"), NEWPARK ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Newpark Services"), NEWPARK TEXAS DRILLING FLUIDS, L.P., a Texas limited partnership ("Texas Drilling"), NES PERMIAN BASIN, L.P., A Texas limited partnership ("NES"), BOCKMON CONSTRUCTION COMPANY, INC., a Texas Corporation ("Bockmon"), NEWPARK ENVIRONMENTAL SERVICES MISSISSIPPI, L.P., a Mississippi limited partnership ("Mississippi"), NDF MEXICO, INC., a Texas corporation ("Mexico") (SOLOCO, L.L.C., Newpark Shipholding, Mallard, SOLOCO Texas, Batson, N.I.D., Newpark Texas, Holdings, Environmental L.L.C., Environmental L.P., Newpark Drilling, Supreme, Excalibar, Excalibar Minerals, Chemical, Newpark Services, Texas Drilling, NES, Bockmon, Mississippi and Mexico are herein collectively referred to as the "Guarantors", and individually, "Guarantor"), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association ("Bank One"), DEUTSCHE BANK A.G., NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Deutsche"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Sixth Amendment) or which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Syndication Agent ("Agent") and Deutsche as Documentation Agent ("Co-Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, certain of the Guarantors, Bank One and Hibernia entered into a Credit Agreement dated as of June 29, 1995 under the terms of which Bank One and Hibernia agreed to provide Borrower with a revolving loan facility in amounts of up to $25,000,000.00 and a term loan facility in amounts of up to $25,000,000.00; and

         WHEREAS, as of June 30, 1997 the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Restated Credit Agreement to consolidate all outstanding loan facilities into one facility in a maximum amount of $90,000,000 (the Restated Credit Agreement is hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, as of November 7, 1997, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a First Amendment to Restated Credit Agreement (the "First Amendment"); and

         WHEREAS, as of December 10, 1997, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Second Amendment to Restated Credit Agreement (the "Second Amendment"); and

         WHEREAS, as of May 28, 1998, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Third Amendment to Restated Credit Agreement (the "Third Amendment"); and

         WHEREAS, as of September 29, 1998, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Fourth Amendment to Restated Credit Agreement (the "Fourth Amendment"); and

         WHEREAS, as of February 1, 1999, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Fifth Amendment to Restated Credit Agreement (the "Fifth Amendment"); and

         WHEREAS, the Borrower has requested that the Banks make certain additional amendments to the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to make such additional amendments.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deleting the definition of "Eurodollar Margin" therefrom and inserting the following in lieu thereof :

                           "Eurodollar Margin"shall mean, with respect to each
                  Eurodollar Loan:

                                    (i) two and three-quarters percent (2.75%)
                           per annum whenever the Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 2.50 to 1.0; or

                                    (ii) two and one-quarter percent (2.25%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 2.25 to 1.0 but less than 2.50 to 1.0; or

                                    (iii) two percent (2%) per annum whenever
                           Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.75 to 1.0 but less than 2.25 to 1.0; or

                                    (iv) one and one-half percent (1.50%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.25 to 1.0 but less than 1.75 to 1.0; or

                                    (v) one and one-quarter percent (1.25%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 1.25 to 1.0.

                  The Eurodollar Margin shall be determined at the end of each fiscal quarter of Borrower and calculated on a trailing four quarter basis and shall immediately apply to each new Tranche and each rollover Tranche."

                  (b) By deleting the definition of "Euro-Canadian Margin" and substituting the following in lieu thereof:

                           Euro-Canadian Margin" shall mean, with respect to
                   each Euro-Canadian Loan:

                                    (i) two and three-quarters percent (2.75%)
                           per annum whenever the Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 2.50 to 1.0; or

                                    (ii) two and one-quarter percent (2.25%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 2.25 to 1.0 but less than 2.50 to 1.0; or

                                    (iii) two percent (2%) per annum whenever
                           Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.75 to 1.0 but less than 2.25 to 1.0; or

                                    (iv) one and one-half percent (1.50%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.25 to 1.0 but less than 1.75 to 1.0; or

                                    (v) one and one-quarter percent (1.25%) per
                           annum whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 1.25 to 1.0.

                  The Euro-Canadian Margin shall be determined at the end of each fiscal quarter of Borrower and calculated on a trailing four quarter basis and shall immediately apply to each new Tranche and each rollover Tranche."

                  (c) By deleting the definition of "Unused Fee Rate" therefrom and substituting the following in lieu thereof:

                           "Unused Fee Rate" shall mean:

                           (i) one-half percent (.50%) per annum whenever
                  Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 2.25 to 1.0;

                           (ii) three-eighths percent (.375%) per annum whenever
                  Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.75 to 1.0 but less than
                  2.25 to 1.0;

                           (iii) five-sixteenths percent (.3125%) per annum
                  whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 1.25 to 1.0 but less than 1.75 to 1.0;

                           (iv) one-quarter of one percent (.25%) per annum
                  whenever Borrower's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 1.25 to 1.0.

                  The Unused Fee Rate shall be measured at the end of each fiscal quarter and calculated on a trailing four quarter basis."

                  (d) By deleting the definition of "Asset Write-Down" that was added by the Fourth Amendment.

         3. Section 2 of the Credit Agreement is hereby amended by deleting Subsection (d) thereof in its entirety and inserting the following in lieu thereof:

                  "(d) Procedure for Obtaining Letters of Credit. The amount and date of issuance, renewal, extension or reissuance of a Letter of Credit pursuant to the Banks' commitment above in Section 2(c) shall be designated by Borrower's written request delivered to Agent at least three (3) Business Days prior to the date of such issuance, renewal, extension or reissuance. Concurrently with or promptly following the delivery of the request for a Letter of Credit, Borrower shall execute and deliver to the Agent an application and agreement with respect to the Letter of Credit, said application and agreement to be in the form used by the Agent. The Agent shall not be obligated to issue, renew, extend or reissue such Letters of Credit if (A) the conditions precedent specified in Section 10 hereof shall not have been satisfied, or (B) the amount thereon when added to the amount of the outstanding Letters of Credit exceeds Twenty Million Dollars ($20,000,000.00) or
         (C) the amount thereof when added to the Total Outstandings would exceed the Revolving Commitment. Once issued, the Agent shall have the authority (subject to the terms and conditions hereof) to renew and extend from time to time the expiry date of any Letter of Credit without the requirement of the joinder of any of the Banks, except that the Agent shall not renew or extend the expiry date of any such Letter of Credit beyond the Maturity Date. Borrower agrees to pay the Agent for the benefit of the Banks commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) in an amount equal to the face amount of each such Letter of Credit times the then effective Eurodollar Margin minus one-eighth of one percent (.125%) per annum. Borrower further agrees to pay Agent (i) an additional fee equal to one-eighth of one percent (.125%) per annum on the maximum face amount of each Letter of Credit, and (ii) an amendment fee for any amendment to letters of credit issued hereunder, said fee to be in the amount of $50.00 per amendment and shall be due upon the issuance of such amendment. For all new Letters of Credit issued after the Sixth Amendment Effective Date, such commissions shall be paid quarterly in advance with the first such fee being payable prior to the issuance of each Letter of Credit and thereafter at the end of each three (3) month period while such Letter of Credit is outstanding. For all Letters of Credit issued and outstanding as of the Sixth Amendment Effective Date, such new commission rate shall not apply until the next anniversary date of such Letter of Credit."

         4. Section 12 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deleting Subsection 12(d) therefrom in its entirety and substituting the following in lieu thereof:

                           "(d) Maximum Total Debt Ratios. Borrower will not
                  allow the ratio of (i) total Debt (including Capital Lease Obligations) less Subordinated Indebtedness, to (ii) Total Capitalization (including Subordinated Indebtedness), to ever exceed 36% as of the end of any fiscal quarter."

                  (b) By deleting Subsection 12(e) therefrom in its entirety and substituting the following in lieu thereof:

                           "(e) Tangible Net Worth. Borrower will not allow its
                  Consolidated Tangible Net Worth to be less, as of the end of any fiscal quarter, than $118,958,000 plus (i) seventy-five percent (75%) of Borrower's Consolidated Net Income, if positive, for each fiscal quarter ending after December 31, 1998 and (ii) net proceeds received by Borrower from the issuance and sale of any its preferred stock."

                  (c) By deleting Subsection 12(q) therefrom in its entirety and substituting the following in lieu thereof:

                           "(q) Maximum Consolidated Funded Debt. Borrower will
                  not allow its ratio of Consolidated Funded Debt to Consolidated EBITDA as of the end of any fiscal quarter for the previous twelve (12) months ending on such date to ever exceed (i) 3.50 to 1.0 as of the end of any fiscal quarter to and including the fiscal quarter ended September 30, 1999, and
                  (ii) thereafter, 2.75 to 1.0 beginning with the fiscal quarter ending December 31, 1999."

         5. The Banks hereby agree to waive any Defaults or Events of Default that have occurred as a result of the Borrower's failure to comply with the provisions of Sections 12(d), (e), (f) and (q) of the Credit Agreement as of the fiscal quarter ended December 31, 1998. The waivers contained herein are waivers specific to the provisions noted and are not waivers of any other provisions of the Credit Agreement for any period.

         6. This Sixth Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 7 hereto (the "Sixth Amendment Effective Date").

         7. The obligations of Banks under this Sixth Amendment shall be subject to the satisfaction of the following conditions precedent:

                  (a) Execution and Delivery. The Borrower shall have executed and delivered this Sixth Amendment and other required documents, all in form and substance satisfactory to the Banks;

                  (b) Guarantors' Execution and Delivery. The Guarantors shall have executed and delivered this Sixth Amendment and other required documents, all in form and substance satisfactory to the Banks;

                  (c) Corporate Resolutions. Banks shall have received appropriate certified corporate resolutions of each of the Borrower and each of the Guarantors;

                  (d) Representations and Warranties. The representations and warranties of Borrower under the Credit Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  (e) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  (f) Other Documents. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

                  (g) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

         8. Except to the extent its provisions are specifically amended, modified or superseded by this Sixth Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Sixth Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

         9. This Sixth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         10. Each of the Guarantors hereby consents to the execution of this Sixth Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Bank. Each such Guarantor further acknowledges and consents to the increase in the obligations owed the Banks pursuant to the terms of this Sixth Amendment. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Sixth Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its respect Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Banks under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Restated Credit Agreement to be duly executed as of the date first above written.


                                  BORROWER:

                                  NEWPARK RESOURCES, INC.
                                  a Delaware corporation


                                  By:
                                     ----------------------------------------
                                     John R. Dardenne, Sr., Treasurer

                                  GUARANTORS:

                                  CHEMICAL TECHNOLOGIES, INC.,
                                  EXCALIBAR MINERALS, INC., NEWPARK
                                  ENVIRONMENTAL SERVICES, INC.,
                                  MALLARD & MALLARD OF LA., INC.,
                                  NEWPARK HOLDINGS, INC., NEWPARK
                                  DRILLING FLUIDS, INC., SUPREME
                                  CONTRACTORS, INC., AND BOCKMON
                                  CONSTRUCTION COMPANY, INC.


                                  By:
                                     ----------------------------------------
                                     John R. Dardenne, Sr., Treasurer


                                  NEWPARK ENVIRONMENTAL MANAGEMENT
                                  COMPANY, L.L.C., NEWPARK TEXAS,
                                  L.L.C., EXCALIBAR MINERALS OF LA.,L.L.C.
                                  AND SOLOCO L.L.C.


                                  By:
                                     ----------------------------------------
                                     John R. Dardenne, Sr., Treasurer


                                  BATSON-MILL, L.P., NEWPARK TEXAS DRILLING,
                                  FLUIDS L.P., NEWPARK ENVIRONMENTAL
                                  SERVICES OF TEXAS, L.P., NEWPARK
                                  SHIPHOLDING TEXAS, L.P., N.I.D., L.P.,
                                  SOLOCO TEXAS, L.P., NES PERMIAN BASIN, L.P.
                                  AND NEWPARK ENVIRONMENTAL SERVICES
                                  MISSISSIPPI, L.P.

                                  By:     Newpark Holdings, Inc., the general
                                          partner of each


                                     By:
                                        ----------------------------------------
                                        John R. Dardenne, Sr., Treasurer

                                  NDF MEXICO, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANKS:

                                  BANK ONE, LOUISIANA,
                                  NATIONAL ASSOCIATION,
                                  a national banking association


                                  By:
                                     -------------------------------------------
                                     Rose M. Miller, Vice President

                                  DEUTSCHE BANK A.G., NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  HIBERNIA NATIONAL BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  AGENT:

                                  BANK ONE, LOUISIANA,
                                  NATIONAL ASSOCIATION,
                                  a national banking association


                                  By:
                                     -------------------------------------------
                                     Rose M. Miller, Vice President

                                  CO-AGENT:

                                  DEUTSCHE BANK A.G., NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------